SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

|X| Preliminary Proxy Statement

[ ] Confidential, for Use of
    Commission Only (as permittedby Rule 14a-6(e) (2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                                IDEX MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant
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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:
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

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL-FREE) 1-888-233-4339

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 5, 2000

To the shareholders of IDEX AEGON Tax Exempt fund of IDEX Mutual Funds:

Notice is hereby given that a special meeting of the shareholders of the IDEX AEGON Tax Exempt fund (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 5th day of June 2000 at 11:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

     1. To approve a new Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI") with respect to the Fund;

     2. To approve a new Sub-Advisory Agreement between IMI and Federated Investment Management Company ("Federated") with respect to the Fund;

     3.   To make changes to the Fund's fundamental investment restrictions:

          (a)  To add a restriction with respect to diversification;

          (b)  To amend the current restriction #2 regarding concentration;

          (c) To delete restriction # 3 regarding investments in oil, gas and minerals;

          (d) To delete restriction # 6 regarding beneficial ownership of fund securities.

          (e) To delete restriction # 10 with respect to put, call, straddle or spread options; and

          (f)  To amend restriction # 11 regarding commodities.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on March 21, 2000 as the record date for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on March 21, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you mail your vote by proxy ballot and then decide to attend the meeting, you may change your vote in person at the meeting.

Each proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal. Subject to shareholder approval of Proposals Nos. 1 and 2 above, effective June 15, 2000 the Fund will be named IDEX Federated Tax Exempt.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                           By Order of the Board of Trustees,

                                           John K. Carter, Secretary
                                           IDEX Mutual Funds
                                           St. Petersburg, Florida

April 3, 2000

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each proposal presented above.

IDEX WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO IDEX BY CALLING (888) 233-4339 OR BY WRITING TO IDEX AT P.O. BOX 9015, CLEARWATER, FL 33758-9015.

SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DELAY OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

                       PROXY STATEMENT DATED APRIL 3, 2000

                                IDEX MUTUAL FUNDS

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-888-233-4339

This is a proxy statement for the IDEX AEGON Tax Exempt fund (the "Fund") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of the Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on June 7, 2000 at 11:00 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716.

The primary purposes of the Meeting are: (1) to permit the shareholders of the Fund to consider a proposed Investment Advisory Agreement between Idex Management, Inc. ("IMI") and IDEX with respect to the Fund ("Proposed Advisory Agreement") to take effect upon the later to occur of June 15, 2000 or obtaining shareholder approval; (2) to permit shareholders of the Fund to consider a proposed Sub-Advisory Agreement between IMI and Federated Investment Management Company ("Federated") with respect to the Fund (the "Proposed Sub-Advisory Agreement"), to take effect upon the later to occur of, June 15, 2000 or obtaining shareholder approval; and (3) to approve changes to the Fund's investment restrictions.

The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about April 3, 2000, but proxies may also be solicited by telephone and/or in person by representatives of IDEX and regular employees of Idex Investor Services, Inc., the transfer agent of IDEX, or its affiliate(s). Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Fund.

                                  INTRODUCTION

Currently, IMI acts as investment adviser to the Fund pursuant to an investment advisory agreement dated April 22, 1992 (the "Current Advisory Agreement"). (Prior to March 1, 1999, InterSecurities, Inc. served as investment advisor to the Fund.) Under the Current Advisory Agreement, IMI is responsible for providing investment management and supervision services to the Fund. With respect to the Fund, IMI has in turn entered into an Investment Counsel Agreement with AEGON Investment Management, Inc. ("AIMI") dated April 22, 1992 (the "Current Sub-Advisory Agreement").

AIMI has notified IDEX that it is terminating its sub-advisory services to the Fund. This will result in termination of the Current Sub-Advisory Agreement effective June 15, 2000. Thereafter, AIMI will no longer provide investment management services to the Fund and will not earn any additional compensation from the Fund. Consequently, beginning June 15, 2000, Federated has agreed to serve as the sole sub-adviser for the Fund, with no change in the Fund's overall investment management fee
                                       1
schedule, pending shareholder consideration and approval of the Proposed Sub-Advisory Agreement (see Proposal No. 2 below). IMI will continue to serve as investment adviser to the Fund under the Proposed Advisory Agreement, which is substantially identical to the Current Advisory Agreement (see Proposal 1 below).

Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") generally provides that no person may serve as an investment adviser to a registered investment company, such as the Fund, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

The termination of the Current Sub-Advisory Agreement and the resulting reallocation of the investment management responsibilities of the Fund from AIMI to Federated may be deemed to result in a material change to the Current AIMI Sub-Advisory Agreement under the 1940 Act. As a result, the Proposed Sub-Advisory Agreement may be deemed to be a new advisory agreement under the 1940 Act that requires shareholder approval. The Board recommends that shareholders of the Fund VOTE FOR the Proposed Advisory Agreement and VOTE FOR the Proposed Sub-Advisory Agreement.

                               VOTING INFORMATION

Shareholders of record of the Fund who own shares of beneficial interest at the close of business on March 21, 2000 (the "Record Date") will be entitled to vote at the Meeting with respect to the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement. With respect to each proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve one or both of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Meeting in person or by proxy.

The person named as proxies will vote those proxies that they are entitled to vote FOR either of the proposals in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST either proposal for the Fund against such adjournment. A shareholder vote may be taken on either proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to either proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to either of the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

As of the Record Date, the Fund had ___,___.___ outstanding shares of beneficial interest.

If a shareholder wishes to participate in the Meeting, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

--------------------------------------------------------------------------------
                                   PROPOSAL 1:
              TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

IDEX, on behalf of the Fund, entered into the Current Advisory Agreement with IMI. Pursuant to the Current Advisory Agreement, IMI serves as the investment adviser to the Fund. Pursuant to the terms of the Current Advisory Agreement, IMI entered into the Current Sub-Advisory Agreement with AIMI to provide day to day investment management services with regard to the assets of the Fund.

AIMI has advised IDEX that it will terminate its sub-advisory services with respect to the Fund and will terminate the Current Sub-Advisory Agreement effective June 15, 2000. Under the Proposed Sub-Advisory Agreement, Federated will become the investment sub-adviser to the Fund effective June 15, 2000. For a more detailed description of the Proposed Sub-Advisory Agreement, please refer to Proposal No. 2, on page __.

In anticipation of the termination of the Current Sub-Advisory Agreement and in order for IMI to continue to serve as the investment adviser to the Fund, the Proposed Advisory Agreement must be (i) approved by a majority of the Trustees of IDEX who are not parties to the Proposed Advisory Agreement or interested persons of any such party or interested persons of IDEX as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees"); and (ii) by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act ("voting securities")) of the Fund.

Prior to and at a meeting held on March 20, 2000, the Board, including a majority of Disinterested Trustees reviewed and, at that Board meeting, unanimously approved, the terms of the Proposed Advisory Agreement on the basis that its execution would be in the best interest of the Fund and its shareholders, and authorized its submission to the shareholders of the Fund for their approval. If approved by the shareholders of the Fund, the Proposed Advisory Agreement, as it applies to the Fund, will take effect on June 15, 2000, or as soon thereafter as practicable, following its approval by vote of a majority of the outstanding voting securities of the Fund.
                                       3

IDEX MANAGEMENT, INC.

IMI, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX.

IMI's directors and principal officers, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

----------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH IMI                                   PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
John R. Kenney                                               Trustee and Chairman of IDEX Mutual Funds; Chairman of
Director                                                     the Board of WRL Series Fund, Inc.; Director of ISI
                                                             Insurance Agency, Inc.; Chairman, President and Chief
                                                             Executive Officer of Western Reserve Life Assurance Co.
                                                             of Ohio; Senior Vice President of AEGON USA, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Jerome C. Vahl                                               Executive Vice President, Western Reserve Life
Director                                                     Assurance Co. of Ohio; Director of Idex Investor
                                                             Services, Inc.; Vice President, AEGON USA, Cedar
                                                             Rapids, Iowa.
------------------------------------------------------------ ---------------------------------------------------------
Thomas R. Moriarty                                           Senior Vice President, Treasurer and Principal
Director, President and CEO                                  Financial Officer of IDEX Mutual Funds; President,
                                                             Chief Executive Officer and Director of
                                                             InterSecurities, Inc. (ISI); Senior Vice President of
                                                             ISI Insurance Agency, Inc.; President and CEO of Idex
                                                             Investor Services, Inc.; Vice President of Western
                                                             Reserve Life Assurance Co. of Ohio; and President and
                                                             CEO of AEGON Asset Management Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Thomas E. Pierpan, Esq.                                      Vice President, Associate General Counsel and Secretary
Assistant Vice President, Compliance Officer and             of IDEX Mutual Funds; Vice President, Associate General
Assistant Secretary                                          Counsel and Secretary of WRL Series Fund, Inc.; Vice
                                                             President, Associate General Counsel and Assistant
                                                             Secretary of Western Reserve Life Assurance Co. of Ohio.
------------------------------------------------------------ ---------------------------------------------------------
Christopher G. Roetzer                                       Vice President, Assistant Treasurer and Principal
Assistant Vice President                                     Accounting Officer of IDEX Mutual Funds; Assistant Vice
                                                             President of Idex Investor  Services, Inc.;
------------------------------------------------------------ ---------------------------------------------------------
                                       4


                                                             Assistant Vice President of ISI Insurance Agency, Inc.;
                                                             Assistant Vice President of ISI; and Vice President and
                                                             Treasurer of ISI Insurance Agency.
------------------------------------------------------------ ---------------------------------------------------------
William G. Cummings                                          Vice President and Treasurer of ISI; Assistant Vice
Treasurer                                                    President and Treasurer of Idex Investor Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------
William H. Geiger                                            Secretary of ISI, AEGON Asset Management Services,
Secretary                                                    Inc., Idex Investor Services, Inc., WRL Investment
                                                             Management, Inc. and WRL  Investment Services, Inc.;
                                                             Senior Vice President, Secretary, Corporate Counsel,
                                                             Group Vice President - Compliance  of AEGON USA; and
                                                             Assistant Secretary of IDEX Mutual Funds and WRL Series
                                                             Fund, Inc.
------------------------------------------------------------ ---------------------------------------------------------

All officers as set forth above, except Messrs. Vahl and Cummings serve as an officer or trustee of IDEX. No officer or trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.

THE CURRENT ADVISORY AGREEMENT

IMI has served as the investment adviser of IDEX with respect to the Fund, under the Current Advisory Agreement since March 1, 1999. Subject to the supervision and direction of the Board, IMI is generally responsible for managing the Fund in accordance with its stated investment objective and policies. As compensation for its services to the Fund, IMI currently is entitled to receive monthly compensation from IDEX at an annual rate of 0.60% of the Fund's average daily net assets.

In addition to the investment advisory fee under the Current Advisory Agreement, the Fund also pays most of its operating costs, including administrative, bookkeeping, and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with state and federal regulations, preparing, printing and distributing reports to shareholders, Disinterested Trustees' fees and expenses, interest, insurance, dues for trade associations and taxes.

IMI voluntarily has agreed to reimburse the Fund, or waive fees, or both, when the Fund's normal operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed, on an annual basis, 1.00% of the Fund's average daily net assets ("fee cap").

The terms of the Current Advisory Agreement were first approved by the Board, including by vote of a majority of its Disinterested Trustees cast in person, at a meeting held on March 15, 1992. On December 7, 1998 the Board approved having IMI succeed ISI as investment adviser effective March 1, 1999. IMI and ISI are affiliates and one under common control. The Current Advisory Agreement was most recently approved by the Board on March 20, 2000, and under its terms, will continue in effect from year to year, so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purposes of voting on the approval of the terms of such renewal, and by either the Trustees of IDEX or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Current

Advisory Agreement was most recently submitted to shareholders for their approval on April 22, 1992, the date of its initial approval. The Current Advisory Agreement may be terminated with respect to the Fund at any time by the Board of IDEX, or by vote of a majority of the outstanding voting securities of the Fund, in each case without penalty on 60 days' written notice to IMI, or by IMI on 60 days' written notice to IDEX, and will automatically terminate in the event of its assignment. The Current Advisory Agreement may be amended with respect to the Fund only with the approval of the affirmative vote of a majority of the outstanding voting securities of the Fund and the approval by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purposes of voting on the approval of such amendment.

During the fiscal year ended October 31, 1999, IDEX paid IMI an aggregate investment advisory fee of $ __,___.__ for investment management and supervision services and for certain administrative services, on behalf of the Fund. The Fund did not pay IMI for any other services than those stipulated in the Current Advisory Agreement.

                         THE PROPOSED ADVISORY AGREEMENT

The Proposed Advisory Agreement is substantially identical to the Current Advisory Agreement, except that: (i) AIMI will no longer serve as a co-sub-adviser of the Fund; (ii) the date of effectiveness will be the later to occur of (a) obtaining shareholder approval or (b) June 15, 2000; and (iii) it reflects certain non-material, clarifying and stylistic changes. The Proposed Advisory Agreement does not contemplate any changes in the nature of services provided by the Adviser or in the fees payable to IMI under the terms of the Agreement. The description herein of the terms of the Proposed Advisory Agreement is qualified by reference to the full text of the Form of Proposed Advisory Agreement itself, which appears as Exhibit A to this Proxy Statement.

BOARD EVALUATION

In evaluating the Proposed Advisory Agreement, the Board considered that, except as described above and as set forth in the Proposed Advisory Agreement which is attached hereto as Exhibit A, the terms of the Proposed Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement. The Board also considered the nature, quality and extent of services provided under the Current Advisory Agreement and the skills and the capabilities of IMI regarding its continued ability to provide such services. As part of its analysis and evaluation of the Proposed Advisory Agreement and the fees paid to IMI thereunder, the Board reviewed information regarding the costs and profitability of IMI's operations, comparative information with respect to advisory fees and total expenses paid by other comparable investment companies over a range of asset sizes, and information with respect to recent developments and trends with respect to mutual funds with similar investment objectives and policies. Accordingly, the Board expects the Fund and its shareholders to receive the same level and quality of investment management and supervision services under the Proposed Advisory Agreement as it receives under the Current Advisory Agreement.

Based upon the Board's review and evaluation of the information presented, and in consideration of all factors the Board deemed relevant to their deliberations, the Board determined that the Proposed Advisory Agreement is fair, reasonable, and in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Disinterested Trustees, unanimously approved the terms of the Proposed Advisory Agreement and determined to submit the Proposed Advisory Agreement for consideration by the shareholders of the Fund.

To become effective, the proposed Advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

If the Proposed Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                              "FOR" PROPOSAL NO. 1

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 2:
                 TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT
                            BETWEEN IMI AND FEDERATED

--------------------------------------------------------------------------------

IMI, on behalf of the Fund, has entered into the Current Sub-Advisory Agreement with AIMI pursuant to which AIMI provides investment management services with respect to assets of the Fund. The shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and Federated with respect to the Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) June 15, 2000. Under the Proposed Sub-Advisory Agreement, Federated would become the investment sub-adviser with respect to the assets of the Fund. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Current Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement appears as Exhibit B to this Proxy Statement.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. Federated's investment adviser and other subsidiaries of Federated advise approximately 176 mutual funds and separate accounts. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States. As of December 31, 1999, Federated's investment adviser managed approximately over $125 billion in assets in mutual funds and separate accounts.

Federated's investment advisers provide investment management and related services to other mutual fund portfolios and individual, corporate, and retirement accounts. The following registered investment company portfolio advised by Federated has an investment objective similar to that of the IDEX AEGON Tax Exempt fund; the table identifies and sets forth the size of such portfolio as of January 31, 2000, along with the management fee expressed as a percentage of average net assets for the portfolio. Federated receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

------------------------------------------ -------------------   --------------------------

NAME OF ITS PORTFOLIO/FUND WITH              NET ASSETS AS OF    ANNUAL MANAGEMENT FEE RATE
SIMILAR INVESTMENT OBJECTIVE                SEPTEMBER 30, 1999

------------------------------------------ -------------------   --------------------------
Federated Municipal Securities Fund, Inc.      $547,801,886                 0.55%
------------------------------------------ -------------------   --------------------------

DIRECTORS AND OFFICERS OF FEDERATED. The following table sets forth certain information concerning the principal executive officers and trustees of Federated. The address of each of the following persons is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA, 15222.

                            PRINCIPAL OCCUPATION/POSITION WITH
NAME                                    FEDERATED
-------------------------- ------------------------------------
John F. Donahue            Chairman of the Board and Trustee
J. Christopher Donahue     President, Chief Executive Officer,
                           Chief Operations Officer and Trustee
William D. Dawson, III     Executive Vice President and Trustee
Henry A. Frantzen          Executive Vice President and Trustee
J. Thomas Madden           Executive Vice President and Trustee
Thomas R. Donahue          Trustee
Mark D. Olson              Trustee

No officer or director of IDEX is an officer, employee, director or shareholder of Federated. No officer or director of IDEX owns securities or has any other material direct or indirect interest in Federated or is a person controlling, controlled by or under common control with Federated.

CURRENT SUB-ADVISORY AGREEMENT

AIMI has served as sub-adviser of the Fund since April 22, 1992. Pursuant to the Current Sub-Advisory Agreement, IMI contracts with AIMI for investment sub-advisory services for the Fund.

Under the terms of the Current Sub-Advisory Agreement, AIMI provides investment advisory assistance and portfolio management advice to IMI. Subject to the review and supervision of IMI and the Board, AIMI is responsible for the actual management of the Fund and for making decisions to buy, sell or hold any particular security, and AIMI places orders to buy or sell securities on behalf of the portion of the Fund that it manages. AIMI bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

The Current Sub-Advisory Agreement also stipulate that the sub-adviser may place orders with broker-dealers for the purchase or sale of the Fund's portfolio securities and it should attempt to obtain quality execution at favorable security prices, but it may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage or research services provided.

For its services, AIMI receives monthly compensation from IMI in the amount of 50% of the investment management fees received by IMI with respect to the Fund.

During the most recent fiscal year of the Fund, AIMI received the following amount of sub-advisory fees for its services under the Current Sub-Advisory
Agreement:

                               AIMI: $___________

The Current Sub-Advisory Agreement for the Fund were last approved by the Board on March 20, 2000, and was most recently submitted to shareholders for approval on April 22, 1992, the date of their initial approval. Under the terms of the Current Sub-Advisory Agreement it will continue in effect from year to year so long as such continuance is specifically approved annually by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board, or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in the 1940
Act). The Current Sub-Advisory Agreement may be terminated with respect to the Fund at any time, without penalty, by AIMI, the Board, or by shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to the sub-adviser or by the sub-adviser on 60 days' written notice to IMI and IDEX. In addition, the Current Sub-Advisory Agreement terminates automatically upon its assignment. The Current Sub-Advisory Agreement may be amended with respect to the Fund only with the approval of the affirmative vote of a majority of the outstanding voting securities of the Fund and the approval by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

FEDERATED'S INVESTMENT STRATEGY

Federated pursues its objective by investing in a portfolio of tax exempt securities so that at least 80% of its annual interest income is exempt from federal regular income tax. Interest income from Federated's investments may be subject to the federal alternative minimum tax for individuals and corporations
(AMT). Federated invests primarily in long term, investment grade, tax exempt securities.

PROPOSED SUB-ADVISORY AGREEMENT AND RECOMMENDATION OF THE
BOARD OF TRUSTEES

The following description of the Proposed Sub-Advisory Agreement is qualified by reference to Exhibit B, which consists of the Proposed Sub-Advisory Agreement.

THE PROPOSED SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE CURRENT AIMI SUB-ADVISORY AGREEMENT EXCEPT THAT: (I) THE EFFECTIVE DATE WILL BE THE LATER TO OCCUR OF (A) OBTAINING SHAREHOLDER APPROVAL OR (B) JUNE 15, 2000; (II) THE INITIAL TERM WILL END TWO YEARS FROM THE EFFECTIVE DATE; (III) FEDERATED WILL SERVE AS THE SUB-ADVISER FOR THE FUND; AND (IV) THE AGREEMENT REFLECTS NON-MATERIAL STYLISTIC AND CLARIFYING CHANGES. THE PROPOSED SUB-ADVISORY AGREEMENT DOES NOT CONTEMPLATE ANY CHANGES IN THE NATURE OF SERVICES PROVIDED BY AIMI OR COMPENSATION PAID TO FEDERATED. ASSUMING THAT THE PROPOSED SUB-ADVISORY AGREEMENT IS APPROVED BY SHAREHOLDERS, FEDERATED WILL SERVE AS THE INVESTMENT SUB-ADVISER TO THE FUND PURSUANT TO THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT UNTIL SUCH TIME AS THE AGREEMENT IS AMENDED OR TERMINATED IN ACCORDANCE WITH ITS TERMS.

PER THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT, FEDERATED WILL RECEIVE 50% OF THE MANAGEMENT FEES RECEIVED BY THE INVESTMENT ADVISER.

EVALUATION BY THE BOARD

Prior to and at a meeting of the Board on March 20, 2000, the Board, including the Disinterested Trustees, reviewed information regarding the Proposed Sub-Advisory Agreement.

In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the Current Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Fund, is substantially identical to the Proposed Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, and that Federated will serve as the sub-adviser for the Fund. The Board also considered the reputation, expertise and resources of Federated and its affiliates in the domestic financial market.

After consideration of the factors discussed in Proposal No. 1, above, and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the agreement to the shareholders of the Fund.

To become effective, the proposed Sub-Advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

In the event that the Proposed Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                 PROPOSAL NO. 2

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 3:
                  TO APPROVE CHANGES TO THE FUND'S FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

The Investment Company Act of 1940 ("1940 Act") (which was adopted to protect mutual fund shareholders) requires investment companies such as the fund to adopt certain specific investment restrictions that can be changed only by shareholder note. These are referred to as "fundamental policies." They limit the investment activities of the fund's investment advise.

When the fund was established, certain restrictions were imposed by state laws and regulations which were included in the fundamental restrictions. The National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many of these restrictions and they no longer apply.

The proposed sub-adviser for fund, Federated, requested that we amend certain of the other restrictions so that it could mange the fund in the same manner it manages other funds.

Accordingly, the Board has authorized the submission to the fund's shareholders for their approval the amendment or deletion of certain of the fund's fundamental restrictions.

BOARD EVALUATION

By reducing the number of restrictions that can be changed only by shareholder vote, the Board determined that costs and delays associated with holding future shareholder meetings to revise fundamental restrictions that may become outdated or inappropriate. The Trustees also believe that the sub-adviser's ability to manage fund assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

The recommended changes are specified below. The text and a summary description of the proposed change are included.

Presently, if the fund adheres to a fundamental or non-fundamental percentage restriction at the time of investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the fund's portfolio securities or the amount of its total assets does not create a violation of the restriction. This policy will continue to apply for any of the proposed changes that are approved.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                 PROPOSAL NO. 3

--------------------------------------------------------------------------------

                               PROPOSAL NO. 3(a):
                   TO ADD A FUNDAMENTAL INVESTMENT RESTRICTION
                            REGARDING DIVERSIFICATION

--------------------------------------------------------------------------------

Upon approval of the fund's shareholders, the fundamental investment restriction governing diversification will be adopted:

With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                PROPOSAL NO. 3(a)

--------------------------------------------------------------------------------

                               PROPOSAL NO. 3(b):
             TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                           # 2 REGARDING CONCENTRATION

--------------------------------------------------------------------------------

Shareholders are being asked to approve a revised fundamental restriction with respect to concentration.

CURRENT RESTRICTION:

         PURCHASE THE SECURITIES (OTHER THAN GOVERNMENT SECURITIES) OF ANY ISSUER IF, AS A RESULT, MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF SUCH ISSUER, PROVIDED THAT UP TO 25% OF THE FUND'S TOTAL NET ASSETS MAY BE INVESTED WITHOUT REGARD TO THIS 5% LIMITATION.

PROPOSED RESTRICTION:

         Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the fund may invest more than 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the fund may purchase securities of an issuer resulting in the ownership of more than 25% of the fund's assets in one industry, and the fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

The following will be added with respect to concentration to the Statement of Additional Information directly after the Investment Restrictions:

The fund applies its concentration of investment restriction as follows:

o Utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
o Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and
o Asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                PROPOSAL NO. 3(b)

--------------------------------------------------------------------------------

                               PROPOSAL NO. 3(c):
         TO DELETE FUNDAMENTAL RESTRICTION # 3 REGARDING INVESTMENTS IN
                              OIL, GAS AND MINERALS

--------------------------------------------------------------------------------

The fund is not required to have a fundamental restriction with respect to oil, gas or mineral investments under NSMIA. Upon shareholders' approval of Proposal No. 3(c), the following restriction will be deleted:

         # 3: Invest in any direct interest in an oil, gas or other mineral exploration or development program.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                PROPOSAL NO. 3(c)

--------------------------------------------------------------------------------

                               PROPOSAL NO. 3(d):
           TO DELETE FUNDAMENTAL RESTRICTION # 6 REGARDING BENEFICIAL
                          OWNERSHIP OF FUND SECURITIES

--------------------------------------------------------------------------------

The fund is not required to have a fundamental restriction with respect to beneficial ownership of fund securities under NSMIA. Upon shareholders approval of Proposal No. 3(d), the following restriction will be deleted:

         # 6: Purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager or sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                PROPOSAL NO. 3(d)

--------------------------------------------------------------------------------

                               PROPOSAL NO. 3(e):
         TO DELETE FUNDAMENTAL INVESTMENT RESTRICTION # 10 WITH RESPECT
                    TO PUT, CALL, STRADDLE OR SPREAD OPTIONS

--------------------------------------------------------------------------------

To align the fund's investment restrictions with those of Federated's similarly managed fund, shareholders' are asked to delete the following fundamental investment restriction. Upon shareholders' approval, the following investment restriction will be deleted:

         # 10: Write, purchase or sell put, call, straddle or spread options, except for hedging purposes only, in accordance with such non-fundamental policies that the Board of Trustees may from time to time adopt.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                PROPOSAL NO. 3(e)

--------------------------------------------------------------------------------

                               PROPOSAL NO. 3(f):
            TO AMEND INVESTMENT RESTRICTION #11 REGARDING COMMODITIES

--------------------------------------------------------------------------------

Federated has requested that the following investment restriction with respect to commodities be amended:

         # 11:  Purchase or sell commodities or commodity contracts.

Upon shareholders' approval, the following restriction will be adopted:

         The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities OF companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are mot deemed to be investments in commodities.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                PROPOSAL NO. 3(f)

--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

ADDITIONAL INFORMATION

The Fund's investment adviser, Idex Management, Inc., its transfer agent, Idex Investor Services, Inc., and its principal underwriter/distributor, InterSecurities, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

                                            By Order of the Board of Trustees,



                                            John K. Carter, Esq., Secretary
                                            IDEX Mutual Funds
                                            St. Petersburg, Florida

Exhibit A - Proposed Investment Advisory Agreement
Exhibit B - Proposed Sub-Advisory Agreement

                                    EXHIBIT A
                     PROPOSED INVESTMENT ADVISORY AGREEMENT
                                IDEX MUTUAL FUNDS

         This Agreement, entered into between IDEX Mutual Funds, a Massachusetts business trust (referred to herein as the "Fund") and Idex Management, Inc., a Delaware corporation (referred to herein as "Idex Management"), to provide certain advisory services with respect to the series of shares of beneficial interest in the Fund as listed on the attached Schedule A to this Agreement (each a "fund," collectively the "funds").

         The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of more than one series of shares, including the funds. In managing the funds, as well as in the conduct of certain of its affairs, the Fund wishes to have the benefit of the investment advisory services of Idex Management and its assistance in performing certain management, administrative and promotional functions. Idex Management desires to furnish such services to the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Schedule A, which may be amended from time to time, lists the effective date and the termination date of this Agreement for each fund of the Fund. Accordingly, the parties have agreed as follows:

         1. APPOINTMENT. The Fund hereby appoints Idex Management as the funds' investment adviser and administrator for the period and on the terms set forth in this Agreement. Idex Management accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, Idex Management will act in conformity with the Fund's Declaration of Trust, Bylaws and registration statement applicable to the funds and with the instructions and direction of the Board of Trustees of the Fund, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

         2. INVESTMENT ADVISORY SERVICES. In its capacity as investment adviser to the funds, Idex Management shall have the following responsibilities:

         (a) to provide a continuous investment program for each fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the funds may own or contemplate acquiring from time to time, consistent with the Fund's Declaration of Trust and each fund's investment objective and policies adopted and declared by the Board of Trustees and stated in the Fund's current Prospectus;

         (b) to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Trustees and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the funds, the investment recommendations of Idex Management, and the investment considerations which have given rise to those recommendations;

         (c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Fund, including the selection of brokers and dealers to execute such transactions, consistent with paragraph 8 hereof; and

         (d) to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Idex Management hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, Idex Management may retain copies of such records.

         It is understood and agreed that Idex Management may, and intends to, enter into Sub-Advisory Agreements with duly registered investment advisers (the "Sub-Advisers") for each fund, under which each Sub-Adviser will, under the supervision of Idex Management, furnish investment information and advice with respect to one or more funds to assist Idex Management in carrying out its responsibilities under this Section 2. The compensation to be paid to each Sub-Adviser for such services and the other terms and conditions under which the services shall be rendered by the Sub-Adviser shall be set forth in the Sub-Advisory Agreement between Idex Management and each Sub-Adviser; provided, however, that such Agreement shall be approved by the Board of Trustees and by the holders of the outstanding voting securities of each fund in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

         3. MANAGEMENT AND ADMINISTRATIVE SERVICES. Idex Management shall furnish or make available to the funds the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, shareholder relations, regulatory reporting and compliance, and all other functions of the funds, including supervising and coordinating the services of the funds' custodian and transfer agent. Idex Management shall also assist in the preparation of reports to shareholders of the funds and prepare sales literature promoting sale of the funds' shares as requested by the Fund.

         4. ALLOCATION OF EXPENSES. During the term of this Agreement, each fund will bear all expenses not expressly assumed by Idex Management incurred in the operation of each fund and the offering of its shares. Without limiting the generality of the foregoing:

         (a) Each fund shall pay (i) fees payable to Idex Management pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each fund's portfolio securities; (iii) expenses of organizing the fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of a fund's shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Fund's non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to each fund, including costs for local representation in Massachusetts and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders' meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and Idex Management); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law;
         (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations; and (xvi) any extraordinary expenses incurred by the Fund on behalf of the funds.

         (b) Idex Management shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Fund, except for such Trustees who are not interested persons (as defined in the 1940 Act) of Idex Management; and

         (c) If, for any fiscal year, the total expenses of a fund, including but not limited to: the fees to Idex Management, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, Idex Management shall reimburse a fund for such excess in the manner and to the extent required by applicable state law; provided, however, that Idex Management shall reimburse each fund for the amount of expenses that exceed the percentage of the fund's average daily net assets as specified on Schedule A. For purposes of this sub-paragraph, "total expenses" shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of a fund's portfolio securities, expenses incurred pursuant to a fund's Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of a fund's business.

         5. OBLIGATIONS OF FUND. The Fund shall have the following obligations under the Agreement:

         (a) to keep Idex Management continuously and fully informed as to the composition of its investment portfolio of each fund and the nature of all of its assets and liabilities from time to time;

         (b) to furnish Idex Management with a certified copy of any financial statement or report prepared for a fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

         (c) to furnish Idex Management with any further materials or information which Idex Management may reasonably request to enable it to perform its functions under this Agreement; and

         (d) to compensate Idex Management for its services in accordance with the provisions of

         Section 6 hereof.

         6. COMPENSATION. Each fund shall pay to Idex Management for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 15 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

         7. TREATMENT OF INVESTMENT ADVICE. With respect to a fund, the Fund shall retain full control over its own investment policies. However, the Trustees of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting each fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.

         8. BROKERAGE COMMISSIONS. For purposes of this Agreement, brokerage commissions paid by a fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the fund and shall be paid by the fund. Idex Management is authorized and directed to place a fund's securities transactions, or to delegate to the Sub-Advisers the authority and direction to place a fund's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that Idex Management or the Sub-Advisers, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Idex Management or the Sub-Advisers determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Idex Management or the Sub-Advisers. Idex Management and the Sub-Advisers are also authorized to consider sales of fund shares (which shall be deemed to include also shares of other registered investment companies with the same investment adviser) by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase fund shares as a factor in selecting broker-dealers to execute the fund's securities transactions, provided that in placing portfolio business with such broker-dealers, Idex Management and the Sub-Advisers shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of each fund, and the Trustees may establish policies or guidelines to be followed by Idex Management and the Sub-Advisers in placing portfolio transactions for each fund pursuant to the foregoing provisions. Idex Management shall report on the placement of portfolio transactions each quarter to the Trustees of the Fund.

         9. PURCHASES BY AFFILIATES. Neither Idex Management nor any officer or Director thereof shall take a long or short position in the securities issued by the funds. This prohibition, however, shall not prevent the purchase from a fund of shares issued by the Fund on behalf of the fund, by the officers or Directors of Idex Management (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund's current prospectus, in accordance with Section 22(d) of the 1940 Act.

        10. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term as specified on Schedule A, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act, as amended) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Fund or the affirmative vote of a majority of the outstanding voting securities of each fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act.

        11. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees of the Fund, or with respect to a fund, by the shareholders of such fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days' written notice of termination be given to Idex Management at its principal place of business. This Agreement may be terminated by Idex Management at any time by giving 60 days' written notice of termination to the Fund, addressed to its principal place of business.

        12. USE OF NAME. If this Agreement is terminated and Idex Management no longer serves as investment adviser to the funds, Idex Management reserves the right to withdraw from the Fund the use of the name "IDEX" with respect to the funds or any name misleadingly implying a continuing relationship between the funds and Idex Management or any of its affiliates.

        13. LIABILITY OF IDEX MANAGEMENT. Idex Management may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Idex Management nor its officers, directors, employees or agents shall be subject to any liability to the Fund or the funds or any shareholder of the funds for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         14. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940
Act) of this Agreement.

        15. AMENDMENTS. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of each affected fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Trustees of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

         16. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

        17. LIMITATION OF LIABILITY. A copy of the Fund's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Fund and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Fund individually, but binding only upon the assets and property of the funds.

ATTEST:                                  IDEX MANAGEMENT, INC.


_______________________                  By: ______________________
William H. Geiger, Secretary                 Thomas R. Moriarty
                                             President and Chief
                                             Executive Officer


ATTEST:                                  IDEX MUTUAL FUNDS


________________________                 By: ______________________
John K. Carter, Secretary                    John R. Kenney
                                             Chairman of the Board

Effective Date:  JUNE 15, 2000
               ---------------------


                                   SCHEDULE A

---------------------- -------------------------- ------------------- ---------------------
                         PERCENTAGE OF MONTHLY
           FUND        AVERAGE DAILY NET ASSETS   EXPENSE LIMITATION     TERMINATION DATE
---------------------- -------------------------- ------------------- ---------------------
IDEX Federated         0.60% of the fund's               1.00%            April 30, 2002
Tax Exempt             average daily net assets
---------------------- -------------------------- ------------------- ---------------------

                                    EXHIBIT B
                                    PROPOSED
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                              IDEX MANAGEMENT, INC.
                                       AND
                     FEDERATED INVESTMENT MANAGEMENT COMPANY

         SUB-ADVISORY AGREEMENT made as of the 15th day of June, 2000, between Idex Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Delaware and Federated Investment Management Company ("Sub-Adviser"), a corporation organized and existing under the laws of the State of ________.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of July, 2000 ("Advisory Agreement") with the IDEX Mutual Funds ("IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of the IDEX Federated Tax Exempt (a "Fund"), a separate series of IDEX;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the fund and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the fund in accordance with the fund's investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with IDEX investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Adviser, to:

              (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

              (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

              (1) furnish continuous investment information, advice and recommendations to the fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the fund may own or contemplate acquiring from time to time;

              (2) cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

              (3) furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

                  C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to 50% of the fees received by the Investment Adviser for services rendered under the Advisory Agreement by the Investment Adviser with respect to the Fund. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Fund of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Declaration of Trust of IDEX, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time ("Declaration");

                  (2) The By-Laws of IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

                  (5) The Notification of Registration of IDEX under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

                  (6)  The IDEX Prospectus (as defined above); and

                  (7) A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed upon) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of IDEX, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of IDEX as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to IDEX and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for IDEX are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for IDEX and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for IDEX upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

         10.      LIMITATION OF LIABILITY OF THE SUB-ADVISER.

Neither the Sub-Adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Company, IDEX (at the direction or request of the Sub-Adviser) or the Sub-Adviser in connection with the Sub-Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or IDEX or any error of fact or mistake of law contained in any report or date provided by the Sub-Adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Company or IDEX or from reckless disregard by the Sub-Adviser or any such person of the duties of the Sub-Adviser pursuant to this Agreement.

         11.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and has provided the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         12.      INDEMNIFICATION

                  A. The Investment Adviser agrees to indemnify the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorney's fees) arising out of any claim, demand, action or suit in the event that the Sub-Adviser has been found to be without fault and the Investment Adviser or any other investment sub-adviser to the fund, or any person who controls the Investment Adviser or such other investment sub-adviser within the meaning of Section 15 of the 1933 Act has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Trustees of the Investment Adviser, such other investment sub-adviser or such other controlling person.

                  B. The Sub-Adviser agrees to indemnify the Investment Adviser, its officers and directors, and any person who controls the Investment Adviser within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorney's fees) arising out of any claim, demand, action or suit in the event that the Investment Adviser has been found to be without fault and the Sub-Adviser or any person who controls the Sub-Adviser within the meaning of
Section 15 of the 1933 Act has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Trustees of the Sub-Adviser or such other controlling person.

         13.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the fund's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect an initial term ending April 30, 2002. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of IDEX who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         14.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         15.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities and a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

         16.      MISCELLANEOUS.

                  A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. INTERPRETATION. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Declaration or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.

                  E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                                IDEX MANAGEMENT, INC.



                                       By: _________________________
____________________________
William H. Geiger, Secretary               Name:  Thomas R. Moriarty
                                           Title: President and Chief
                                                  Executive Officer

Attest:                                FEDERATED INVESTMENT MANAGEMENT COMPANY


____________________________           By _________________________
                                       Name:
                                       Title:

                               FORM OF PROXY CARD

                                IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

         The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the IDEX AEGON Tax Exempt fund (the "fund") of IDEX Mutual Funds ("IDEX"), that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Monday, June 5, 2000 at 11:00 a.m. Eastern Daylight Savings Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated April 3 2000, receipt of which is hereby acknowledged:

         (1) To approve a Proposed Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI") with respect to the IDEX AEGON Tax Exempt fund:

                            ____ For          ____ Against       ____ Abstain

         (2) To approve a Proposed Sub-Advisory Agreement between IMI and Federated Investment Management Company ("Federated") with respect to the IDEX AEGON Tax Exempt fund.

                            ____ For          ____ Against       ____ Abstain

         (3)(a) To add a fundamental investment restriction with respect to diversification.

                  WITH RESPECT TO 75% OF THE FUND'S TOTAL ASSETS, PURCHASE THE SECURITIES OF ANY ONE ISSUER (OTHER THAN GOVERNMENT SECURITIES AS DEFINED IN THE 1940 ACT) IF IMMEDIATELY AFTER AND AS A RESULT OF SUCH PURCHASE (A) THE VALUE OF THE HOLDINGS OF THE FUND IN THE SECURITIES OF SUCH ISSUER EXCEEDS 5% OF THE VALUE OF THE FUND'S TOTAL ASSETS, OR (B) THE FUND OWNS MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE CLASS OF SECURITIES OF SUCH ISSUER. ALL SECURITIES OF A FOREIGN GOVERNMENT AND ITS AGENCIES WILL BE TREATED AS A SINGLE ISSUER FOR PURPOSES OF THIS RESTRICTION.

                            ____ For          ____ Against       ____ Abstain

         (3)(b) To amend the current fundamental investment restriction regarding concentration.

                  CURRENT RESTRICTION:

                  PURCHASE THE SECURITIES (OTHER THAN GOVERNMENT SECURITIES) OF ANY ISSUER IF, AS A RESULT, MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF SUCH ISSUER, PROVIDED THAT UP TO 25% OF THE FUND'S TOTAL NET ASSETS MAY BE INVESTED WITHOUT REGARD TO THIS 5% LIMITATION.

                  PROPOSED RESTRICTION:

                  MAKE INVESTMENTS THAT WILL RESULT IN THE CONCENTRATION OF ITS INVESTMENTS IN THE SECURITIES OF ISSUERS PRIMARILY ENGAGED IN THE SAME INDUSTRY, PROVIDED THAT THE FUND MAY INVEST MORE THAN 25% OF THE VALUE OF ITS ASSETS IN INDUSTRIAL DEVELOPMENT BONDS. GOVERNMENT SECURITIES, MUNICIPAL SECURITIES AND BANK INSTRUMENTS WILL NOT BE DEEMED TO CONSTITUTE AN INDUSTRY. AS TO INDUSTRIAL DEVELOPMENT BONDS, THE FUND MAY PURCHASE SECURITIES OF AN ISSUER RESULTING IN THE OWNERSHIP OF MORE THAN 25% OF THE FUND'S ASSETS IN ONE INDUSTRY, AND THE FUND RESERVES THE RIGHT TO INVEST MORE THAN 25% OF ITS ASSETS IN INDUSTRIAL DEVELOPMENT BONDS IN THE SAME STATE.

         The following will be added with respect to concentration to the Statement of Additional Information directly after the Investment
         Restrictions:

                  THE FUND APPLIES ITS CONCENTRATION OF INVESTMENT RESTRICTION AS FOLLOWS:

                  [ ] UTILITY COMPANIES WILL BE DIVIDED ACCORDING TO THEIR
                      SERVICES, FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY;
                  [ ] FINANCIAL SERVICE COMPANIES WILL BE CLASSIFIED ACCORDING
                      TO THE END USERS OF THEIR SERVICES, FOR EXAMPLE, AUTOMOBILE FINANCE, BANK FINANCE AND DIVERSIFIED FINANCE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY, AND

                      THIS PROXY IS SUBMITTED ON BEHALF OF
                   THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS

                  [ ] ASSET-BACKED SECURITIES WILL BE CLASSIFIED ACCORDING TO
                      THE UNDERLYING ASSETS SECURING SUCH SECURITIES.

                  TO CONFORM TO THE CURRENT VIEW OF THE SEC STAFF THAT ONLY DOMESTIC BANK INSTRUMENTS MAY BE EXCLUDED FROM INDUSTRY CONCENTRATION LIMITATIONS, THE FUND WILL NOT EXCLUDE FOREIGN BANK INSTRUMENTS FROM INDUSTRY CONCENTRATION TESTS AS LONG AS THE POLICY OF THE SEC REMAINS IN EFFECT.

                            ____ For          ____ Against       ____ Abstain

         (3(c) To delete the current fundamental investment restriction regarding investments in oil, gas and minerals:

                  INVEST IN ANY DIRECT INTEREST IN AN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAM.

                            ____ For          ____ Against       ____ Abstain

         (3)(d) To delete the current fundamental investment restriction regarding beneficial ownership of fund securities:

                  PURCHASE OR RETAIN THE SECURITIES OF ANY ISSUER, IF, TO THE FUND'S KNOWLEDGE, THOSE OFFICERS AND DIRECTORS OF THE MANAGER OR SUB-ADVISER WHO INDIVIDUALLY OWN BENEFICIALLY MORE THAN 0.5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER TOGETHER OWN BENEFICIALLY MORE THAN 5% OF SUCH OUTSTANDING SECURITIES.

                           ____ For          ____ Against       ____ Abstain

         (3)(e) To delete the current fundamental investment restriction with respect to put, call, straddle or spread options:

                  WRITE, PURCHASE OR SELL PUT, CALL, STRADDLE OR SPREAD OPTIONS, EXCEPT FOR HEDGING PURPOSES ONLY, IN ACCORDANCE WITH SUCH NON-FUNDAMENTAL POLICIES THAT THE BOARD OF TRUSTEES MAY FROM TIME TO TIME ADOPT.

                           ____ For          ____ Against       ____ Abstain

         (3)(f) To amend the current fundamental investment restriction regarding commodities.

                  CURRENT RESTRICTION:

                  PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS.

                  PROPOSED RESTRICTION:

                  THE FUND MAY NOT PURCHASE OR SELL PHYSICAL COMMODITIES, PROVIDED THAT THE FUND MAY PURCHASE SECURITIES OF COMPANIES THAT DEAL IN COMMODITIES. FOR PURPOSES OF THIS RESTRICTION, INVESTMENTS IN TRANSACTIONS INVOLVING FUTURES CONTRACTS AND OPTIONS, FORWARD CURRENCY CONTRACTS, SWAP TRANSACTIONS AND OTHER FINANCIAL CONTRACTS THAT SETTLE BY PAYMENT OF CASH ARE MOT DEEMED TO BE INVESTMENTS IN COMMODITIES.

                            ____ For          ____ Against       ____ Abstain

         (4) In the discretion of IDEX, transact such other business as may properly come before the meeting or any adjournments thereof.

                      THIS PROXY IS SUBMITTED ON BEHALF OF
                   THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS

         I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated April 3, 2000. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.


                                    ________________________        _________
                                    Authorized signature               Date